Exhibit 99.3

Surface Mining at Massey Energy

Michael K. Snelling

Vice President, Surface Operations September 27, 2005

1

MEE Surface Operations Current Status

Largest Surface Mining Company in CAPP Massey Operates 16 Surface Mines Twelve Mines in WV

Four Mines in Eastern Kentucky Every Type of Mining – Contour to MTR Seven Highwall Miners

2

MEE Surface Operations Current Status

Over 150 MM Tons Surface Reserves Permitted

Over 250 MM Additional Tons In Process Unprecedented Surface Mine Growth in CAPP

Sound Operational Performance

3

Surface Production 1996 thru 2005 (est.)

MEE Surface Mine Growth

Tons (000)

25,000 20,000 15,000 10,000 5,000 0

Surface Mine Highwall Miner Total Surface Linear (Total Surface)

1996 1997 1998 1999

2000

2001 2002

2003

2004 2005

Est.

Year

4

Major Expansions Since Q4 2003

Includes:

Over Twenty (20) Major Projects in Total Six (6) New Surface Mines Extensive Equipment Additions Multiple Equipment Upgrades Coal Handling Facilities – New or Upgrades

5

New Surface Mines or Upgrade Locations

Edwight ** 4th Quarter 2003 Peg’s Branch** 1st Quarter 2004 West Cazy (5230) 1st Quarter 2004 North Surface (2500) 1st Quarter 2004 Superior ** 1st Quarter 2004 Highland (575) 1st Quarter 2004 Nicholas (992/777’s) 1st Quarter 2004

** New Mining Operation

6

New Surface Mines or Upgrade Locations

Black Castle (5230) 2nd Quarter 2004 Twilight (4100) 2nd Quarter 2004 Glory Surface ** 2nd Quarter 2004 Twilight 3rd Quarter 2004

(1800)

Republic** 3rd Quarter 2004 Edwight (575) 3rd Quarter 2004 Superior (5500) 4th Quarter 2004

** New Mining Operation

7

New Surface Mines or Upgrade Locations

Bandmill (2500) 4th Quarter 2004 Edwight (HWM/575) 1st Quarter 2005 Twilight Coal Facility 1st Quarter 2005 Chess ** 2nd Quarter 2005 Twilight (3600) 2nd Quarter 2005 Homer III Loadout 2nd Quarter 2005 Black Castle (4100) 3rd Quarter 2005 Twilight Dragline 3rd Quarter 2006

** New Mining Operation

8

Edwight – New Surface Mine—Q4 2003

Unique Surface Mine

High Quality Reserve Base – Approx. 70% Met Some Met Coal Is Shipped Direct from Pits High Percentage of Low Cost Dozer Production Highwall Miner Operating in Met Coal Started with Excavator, Dozers, and Cat 992G Started Annual Production at 800k TPY

Edwight- Hitachi EX 2500

Edwight Cat D11– Q1 2004

Peg’s Branch –Q1 2004

Small Surface Mine in Eastern Kentucky

Cat 992G Loader and Cat D11 Dozer

Additional Annual Capacity Approx. 4.0 MM BCY

Additional Annual Prod. Approx. 300,000 Tons

Peg’s Branch Cat 992G – Q1 2004

Peg’s Branch Cat D11– Q1 2004

West Cazy –Q1 2004

Boone County, WV ( 40 miles south of Charleston)

Equipment Upgrade

Replace CAT 992G with CAT 5230B Excavator

Additional Annual Capacity Approx. 1.8 MM BCY

Additional Annual Prod. Approx. 160,000 Tons

West Cazy – Q1 2004

CAT 5230B Excavator

Purchase Price Used

CAT Bucket Capacity 21 Cubic Yds

992G Bucket Capacity 16 Cubic Yds

Added two (2) CAT Trucks

Truck Purchase Price used

CAT 5230B Excavator

West Cazy—Capacity Upgrade – Q1 2004

CAT 5230 – CAT Truck

North Surface –Q1 2004

Replace CAT 992G with Hitachi EX 2500

Additional Annual Capacity 1.8 MM BCY

Additional Annual Prod. 160,000 Tons

Additional Manning Required 1

North Surface –Q1 2004

Hitachi EX 2500-5 Excavator

EX 2500 Bucket Capacity 20 Cubic Yds

992G Bucket Capacity 16 Cubic Yds

North- Hitachi EX 2500-5 – Q1 2004

Superior Surface Mine – Q1 2004

New Surface Operation

Started Operating with Cat 992G and D-11

Moved EX 2500 shovel from South to Superior April 1st.

EX 2500 full production mid-to-late April

Down Hill Beltline—Silo

Load coal into silo June 1st

All Coal Trucked Off Road

Superior—Hitachi EX 2500 – Q1 2005

Highland Surface – 1st Quarter 2004

Added Komatsu D 575-3 Super Dozer Additional Annual Capacity 1.8 MM BCY Additional Annual Prod. 160,000 Tons Additional Manning Required 3 Komatsu Blade Capacity 90 Cubic Yds Largest Dozer in the world

Komatsu D575-3

Highland—Komatsu D575A-3 Super Dozer

World’s Largest Dozer!

Engine Model Komatsu SA12V170E Net HP @ 1800 RPM 1150 HP (858 kW) Blade Capacity 90 yd3 (69 m3) Operating Weight 336,420 lb (152,600 kg)

Highland—Komatsu D575-3 Super Dozer

Black Castle Capacity Upgrade – Q1 2004

Replace Hitachi EX 1800 with CAT 5230B Additional Annual Capacity 1.8 MM BCY Additional Annual Prod. 160,000 Tons Additional Manning Required 2

Black Castle Capacity Upgrade—Q1 2004

CAT 5230B Excavator

CAT Bucket Capacity 21 Cubic Yds EX 1800 Bucket Capacity 13 Cubic Yds Add (1) CAT 785 B Truck

Black Castle—CAT 5230 Excavator

Loading CAT 150 Ton Rock Truck

Twilight Surface Mine –Q2 2004

Major Expansion

Additional Truck/Shovel Spread

Additional Annual Capacity 22 – 24 MM BCY

Additional Annual Prod. 1.5 MM Tons

Additional Manning Required 46

Twilight Expansion –Q2 2004

P & H 4100 XPB Shovel

Suspended Load Rating (SLR)—120 Tons

(2)	Existing BE Shovels SLR — 80 Tons

P & H Bucket Capacity ~ 72 Cubic Yards

BE Bucket Capacity ~ 53 Cubic Yards

Additional Twilight Equipment

834 Lozer for clean-up at shovel

(2)	D-10 dozers – fill and bench/devel.
(2)	Drills – one purchased/one transferred
(2)	Coal Loaders
(6)	Coal trucks – used CAT 777’s

Twilight—P&H 4100 XPB Shovel

Largest Shovel and Trucks Ever to Operate in WV

Twilight—P&H 4100 XPB Shovel

4100 XPB Double Side Loading

Twilight—P&H 4100 XPB Shovel

Largest Shovel and Trucks Ever to Operate in WV

Komatsu 930E-3

Engine Model Komatsu SSDA16V160 Gross HP @ 1900 RPM 2700 HP

AC Drive System GDY 106 W GVW 1,106,000 lb Payload 320-330 Ton Body (SSB* SAE 2:1) 276 yd3

Komatsu 930E-3

Estimated Total Purchases for Twilight

New Shovel

New Rock Trucks

(2)	Dozers – Used

Lozer – Used

(2)	New Drills
(2)	Coal Loaders – Used
(6)	Coal Trucks – Used

Glory Surface Mine –Q2 2005

New Surface Mine Start-up

Purchased New O & K RH 120 Excavator

22 cubic yard excavator

Purchased 4 New Cat 785 Rock Trucks

Purchased (2) New IR DML drills

Purchase used D-11 Dozer

Glory Surface—O&K RH 120

O&K RH 120 – Glory Surface

Republic Surface Mine – Q3 2004

New Surface Mine—Start-up was September 2004 Approx. 12MM BCY Annually and ~ 750,000 tons 1—New Hitachi EX2500 Excavator 3—New Komatsu 730E Trucks 992G Loader 3-New Cat 150 Ton Trucks

2- DML Blast Hole Drills Support dozers

Republic—Hitachi EX 2500-5

Republic Energy Komatsu 730E

Engine Model Komatsu SSA16V159 Gross HP @ 1900 RPM 2000 HP

DC Drive System GE 788 w/ GTA-22 Alternator GVW 715,000 lb Payload 200 Ton Body (SSB* SAE 2:1) 145 yd3

Republic Energy Komatsu 730E

Superior Surface – Capacity Upgrade Q4 2004

Purchased New Komatsu 5500 Excavator Purchased (5) New Komatsu 830E Trucks Purchased (2) New Blast Hole Drill Purchased (2) Additional D-11 Dozers Annual Incremental Increase of 5 MM BCY Annual Tonnage Increase of 350,000 tons Transferred EX 2500 to Bandmill

Superior Surface Mine

Komatsu PC 5500 Excavator Upgrade

Superior—Komatsu PC5500 Backhoe

Engine model Two Komatsu SSA12V159 Gross HP @ 1800 RPM 2520 HP (1880 kW) Bucket Capacity (SAE 1:1) 36.6 yd3 (28 m3)

Operating Weight 1,102,500 lb (500 t) 50

Superior Surface Mine

Komatsu 830E Truck Upgrade

Komatsu 830E

Engine Model Komatsu SSDA16V160 Gross HP @ 1900 RPM 2500 HP

DC Drive System GE 787 w/ GTA-26 Alternator GVW 850,000 lb Payload 240-250 Ton Body (SSB* SAE 2:1) 193 yd3

Bandmill – Capacity Upgrade – Q4 2004

Added Hitachi EX 2500 from Superior Transferred All Support Equipment Annual Increase of 5 MM BCY Annual Production Increase of 400,000 tons

Edwight-Capacity Upgrade – Q4 2004

Added 1st Komatsu 575-3 Super Dozer Capital Cost $ 2.2 MM

Annual Increase of 3.9 MM BCY Annual Increase of 250,000 Tons

Edwight- Komatsu D575A-3 Super Dozer

World’s Largest Dozer!

Engine Model Komatsu SA12V170E Net HP @ 1800 RPM 1150 HP (858 kW) Blade Capacity 90 yd3 (69 m3) Operating Weight 336,420 lb (152,600 kg)

Edwight Capacity Upgrade – Q1 2005

Added 2nd Komatsu 575-3 Super Dozer Capital Cost $ 2.2 MM

Annual Increase of 3.9 MM BCY Annual Increase of 250,000 Tons Purchased New EX 2500 Excavator

Transferred EX 2500 Shovel to Chess Surface Added 2nd Highwall Miner from Twilight

Edwight – Q1 2005

2nd Super Dozer at Edwight

Twilight Coal Handling Upgrade – Q1 2005

Twilight Surface Mine

Installed 2nd Truck Dump Facility Completed mid-January Rated at 1500 TPH

Ability to haul wash and direct simultaneously

Twilight Coal Handling Upgrade – Q1 2005

Twilight Capacity Upgrade – Q2 2005

Another Twilight Surface Mine Expansion Completed April 4th – 31,000 BCY/Day Added New Hitachi 3600 April 4th Added (4) Komatsu 730E Trucks – 200T Added (1) New IR DML Drill Added (1) Cat 785 Rock Truck Added (1) 992 Coal Loader

Twilight Equipment Upgrades – Q2 2005

Purchased (2) New 730E Komatsu Trucks

Replace Older Trucks in Fleet

Twilight 730E – 200 ton Truck

Twilight Equipment Upgrades – Q2 2005

Rebuild (Glider Kits) 630E’s 170Ton Trucks

Will eliminate (3) high hour Cat 777’s

1st Truck Completed April 9th

2nd Truck Complete by May 1st

Plan is one September, October, and November

First two in Coal – next three in Rock

Twilight Equipment Upgrades – Q2 2005

Rebuilt Komatsu 630E 170 Ton Truck

Chess Surface – Q2 2005

New Surface Mine at the Elk Run Impoundment Hitachi EX 2500 Shovel from Edwight Purchased New EX 2500 and Placed at Edwight Purchased (3) Komatsu 150 Ton Trucks 1.9 MM BCY at approximately 25:1 Project Increases Elk Run Impoundment Life Completed by End of 2005 Equipment Transfers to Black Castle in late 2005

Black Castle Coal Handling Facility

Upgrade – Q2 2005

Required for 4100 Shovel Expansion Coal Coal Handling and Train Loading Facility Start-up April 2005 New Idlers, Rollers, Belting, and Sampler

Black Castle Expansion – Q3 2005

Black Castle Expansion

Relocate P&H 4100 from Big Elk (Starfire) Shovel relocation and repairs Power system Six new Komatsu 930 E’s

Big Elk (Starfire) P&H 4100 Shovel

Rebuilt P&H 4100 Shovel at Black Castle Q3 – 2005

Rebuilt P&H 4100 Shovel at Black Castle Q3 – 2005

Rebuilt P&H 4100 Shovel at Black Castle Q3 – 2005

Twilight Dragline Project – Q3 2006

Completed evaluation relocating Marion 8050 dragline from Big Elk surface mine.

Annual BCY estimated at 16.0 MM Annual tonnage produced = 1.25 MM

Twilight Dragline Project – Q3 2006

Dragline Advantages

No trucks required (savings of $ 18 MM) Less manpower – 12 equivalent/spread Minimal diesel fuel consumption Minimal tire requirement Minimizes haul distances on lower seams

Twilight Dragline Project – Q3 2006

Approximately five months to relocate dragline

Approximately eight month re-erect and repair

Contract signed with Bucyrus Erie on June ‘05

Bucyrus Erie required to have dragline operating Q3 2006

Massey Project Manager on-site daily

Project is on Schedule

Twilight Dragline Project – Q3 2006

Original Relocation Concerns

Adequate work area available by Q3 2006

Adequate pre-strip capacity in out years

Contemporaneous Reclamation Issues

Power requirements from AEP

Marion 8050 Dragline – Typical Photo

Dragline Acquisition—Actual Photo

Marion 8050 Dragline

Note School Bus in Foreground 77

Dragline Acquisition – Actual Photo

Marion 8050 Dragline

Marion 8050 Dragline Bucket

Surface Operations – Summary

Largest Surface Mining Company in CAPP

Massey Operates 16 Surface Mines

Seven Highwall Miners

Over 150 MM Tons Surface Reserves Permitted

Over 250 MM Additional Tons In Process

Unprecedented Surface Mine Growth in CAPP

Sound Operational Performance

Doing the Right Thing. with Energy